Trade Receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
Trade Receivables	TRADE RECEIVABLES

	December 31, 2022	December 31, 2021
	US$’000	US$’000
Trade receivables	90	50,410
The Company’s trading terms with its customers are mainly on credit. The credit period is 45 to 60 days. The Company seeks to maintain strict control over its outstanding receivables and overdue balances are reviewed regularly by management. Trade receivables are non-interest-bearing. The Company had concentration of credit risk as $50.0 million (or 99.2%) of trade receivables that were due from one single customer under a license and collaboration agreement as at December 31, 2021.
As at December 31, 2022 and 2021, the expected credit loss is insignificant.